EXHIBIT 10.2
EMPLOYMENT AGREEMENT
     Diamond Technology Partners, Inc. (“Diamond Technology”) and Karl Bupp (“Employee”) enter into this Employment Agreement (“Agreement”) dated April 18, 1994 (the “Effective Date”).
     In consideration of the agreements and covenants contained in the Agreement, Diamond Technology and Employee agree as follows:
     1. Employment Duties. Diamond Technology shall employ Employee as an officer of Diamond Technology and be identified within the organization as a “Partner.” Employee shall have such responsibilities, duties and authority, consistent with those of an executive employee, as may be assigned to him/her by Diamond Technology’s management, officers and partners (“Management”) and agrees to perform such duties as Diamond Technology may from time-to-time request. In addition, Employee shall, at the direction of Management, participate in the administration and execution of Diamond Technology’s policies, business affairs, and operations. Employee shall perform faithfully the duties assigned to him/her and shall devote his/her full and undivided time and attention and his/her best efforts to the business of Diamond Technology.
     2. Salary. As compensation for Employee’s services, Diamond Technology shall initially credit to Employee a level of base compensation at the annual rate listed in Exhibit A to this Agreement: a portion of the Employee’s base compensation will be paid to him/her at Diamond Technology’s regular executive payroll intervals, and the balance will be deferred and the payment thereof will be subject to various qualifications and conditions as set forth in the Diamond Technology’s Partners’ Operating Agreement dated March 22, 1994 (“the Partners’ Operating Agreement”). Employee’s base compensation shall be subject to annual review and may, in accordance with the Partners’ Operating Agreement be adjusted at the time of such reviews or at any other time or times according to Employee’s responsibilities, capabilities and performance.
     3. Bonus. Diamond Technology may elect to pay annual bonuses. It is presently contemplated that Partners subject to a deferral of a portion of salary will not be eligible to earn bonuses. The decision to pay any bonuses and the actual payment of such bonuses, if any, shall be at the sole discretion of Diamond Technology.
     4. Employee Benefits. During the period of his/her employment, Employee shall be entitled to participate in such employee benefit plans, including group pension, life and health insurance and other medical benefits, and shall receive such other fringe benefits, as Diamond Technology may make available generally to Partners.

          5. Business Expenses. Diamond Technology shall reimburse Employee for all reasonable and necessary business expenses incurred by Employee in performing his/her duties. Employee shall provide Diamond Technology with supporting documentation sufficient to satisfy reporting requirements of the Internal Revenue Service and Diamond Technology. Diamond Technology’s determination as to reasonableness and necessity shall be final.
          6. Non-Disclosure and Non-Competition. Employee acknowledges that the successful marketing and development of Diamond Technology’s professional services and products requires substantial time and expense. Such efforts utilize and generate valuable confidential and proprietary information, of which Employee will obtain knowledge. As used herein, “Confidential Information” means any information of Diamond Technology that Diamond Technology considers to be proprietary and treats as confidential or information of any third party that Diamond Technology is under an obligation to keep confidential, including, but not limited to, the following: inventions, products, business strategies, plans, proposals, deliverables, prospect and customer lists, methodologies, training materials, computer software, documents, models, source code, designs, know how, techniques, systems, processes, works of authorship, projects, plans, proposals and flow charts, and listings of any or all of the foregoing. All Confidential Information is and shall at all times remain the exclusive property of Diamond Technology. Confidential Information does not include: (i) information that at the time of disclosure is in the public domain through no fault of Employee’s; (ii) information received from a third party outside of Diamond Technology that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of Diamond Technology; or (iv) information that may be required by law or an order of any court, agency or proceeding to be disclosed. Employee agrees to undertake the following obligations, which he/she acknowledges to be reasonably designed to protect Diamond Technology’s legitimate business interests without unnecessarily or unreasonably restricting Employee’s post-employment opportunities:
               (a) Employee agrees that he/she will not at any time, whether during or after the cessation of his/her employment, reveal to any person or any entity any of the Confidential Information, except, and only to the extent, as may be required in the ordinary course of performing Employee’s assigned duties as an employee of Diamond Technology, and Employee agrees to keep secret, and take all necessary precautions against disclosure of, all Confidential Information and all matters entrusted to him/her and not to use or attempt to use any Confidential Information in any manner that may cause injury or loss, or may be calculated to cause injury or loss, whether directly or indirectly, to the Company or its clients;
               (b) Employee agrees that during his/her employment he/she shall not take, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of Diamond Technology or concerning any of its dealings or affairs otherwise than for the benefit of Diamond Technology;
               (c) Upon cessation of his/her employment relationship with Diamond Technology, Employee shall deliver to Diamond Technology all Confidential Information and other materials in his/her possession or delivered to him/her by Diamond Technology, including but not limited to computer programs, files, notes, records, memoranda, reports, lists, drawings, sketches, specifications, data, charts, and other documents, materials and things (“Materials”), whether or not containing Confidential Information, prepared by Employee in connection with his/her employment by Diamond Technology, it being agreed that all Materials shall be and remain the sole and exclusive property of Diamond Technology;
               (d) Without limiting the obligations of paragraph 6(c), Employee agrees that while Employee is employed by Diamond Technology and for a period of eighteen months following cessation of his/her employment relationship with Diamond Technology, he/she will not, whether alone or as owner, partner, officer, director, consultant, agent, employee independent contractor, or stockholder of any firm, corporation or other commercial enterprise, directly or indirectly solicit engagements with: (i) any client of Diamond Technology for whom Diamond Technology performed services within the one year period preceding his/her cessation of employment, or (ii) any current client prospect of Diamond Technology for whom Employee directly or indirectly assisted in the preparation or submission of a proposal made by Diamond Technology to such client prospect during the one year period preceding his/her cessation of employment, unless Diamond Technology acknowledges in writing its intent not to further pursue such client prospect; Employee shall, however, be permitted to own securities of any public company not in excess of five percent (5%) of any class of such securities and to own stock, partnership interests or other securities of any non-public entity not in excess of five percent (5%) of any class of such securities, and such ownership shall not be considered to be in competition with Diamond Technology;
               (e) While employed and during the eighteen month period immediately following cessation of Employee’s employment relationship with Diamond Technology for any reason, Employee shall not, directly or indirectly, solicit any employee of Diamond Technology to work for any person, partnership or entity other than Diamond Technology, or engage in any activity that would cause any employee to violate any agreement with Diamond Technology, or dissuade, or attempt to dissuade, any such employee from faithfully discharging such employee’s contractual and fiduciary obligations to serve Diamond Technology’s interests with undivided loyalty.
          7. Remedies. Employee recognizes and agrees that a breach of any or all of the provisions of paragraph 6 will constitute immediate and irreparable harm to Diamond Technology for which damages cannot be readily calculated and for which damages are an inadequate remedy. Accordingly, Employee acknowledges that in addition to any and all remedies at law, Diamond Technology shall be entitled to specific performance or injunctive or other equitable relief to prevent the violation of Employee’s obligations under this Agreement.
          8. Intellectual Property. During the employment period, Employee shall disclose immediately to Diamond Technology all ideas, inventions and business plans that he/she makes, conceives, discovers or develops during the course of his/her employment with Diamond Technology, including but not limited to any inventions, modifications, discoveries, developments, improvements, computer programs, processes, products or procedures (whether or not protectable upon application by copyright, patent trademark, trade secret or other proprietary rights) (“Work Product”) that: (i) relate to the business of Diamond Technology or any customer or supplier to Diamond Technology or any of the products or services being developed, manufactured, sold or otherwise provided by Diamond Technology or that may be used in relation therewith; or (ii) result from tasks assigned to Employee by Diamond Technology; or (iii) result from the use of the premises or personal property (whether tangible or intangible) owned, leased or contracted for by Diamond Technology. Employee agrees that any Work Product shall be the property of Diamond Technology and, if subject to copyright, shall be considered a “work made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Act”). If and to the extent that any such Work Product is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Employee expressly assigns to Diamond Technology all right, title and interest in and to the Work Product, and all copies thereof, and the copyright, patent, trademark, trade secret and all their proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Employee.
          Employee agrees that upon disclosure of Work Product to Diamond Technology, Employee will, during his/her employment and at any time thereafter, at the request and cost of Diamond Technology, execute all such documents and perform all such acts as Diamond Technology or its duly authorized agents may reasonably require: (i) to apply for, obtain and vest in the name of Diamond Technology alone (unless Diamond Technology otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world, and when so obtained or vested to renew and restore the same; and (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.
          In the event that Diamond Technology is unable, after reasonable effort, to secure Employee’s signature on any letters patent, copyright or other analogous protection relating to Work Product, whether because of Employee’s physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints Diamond Technology and its duly authorized officers and agents as his/her agent and attorney-in-fact, to act for and on his/her behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright and other analogous protection with the same legal force and effect as if personally executed by Employee.
          9. Costs and Expenses of Enforcement. Employee agrees to reimburse Diamond Technology for all costs and expenses, including reasonable attorneys’ fees, incurred by Diamond Technology in connection with the enforcement of its rights under any provision of this Agreement; provided, however, that Diamond Technology agrees to seek reimbursement only for matters, including acts or omissions (whether direct or indirect), done knowingly, willfully or intentionally in disregard of Employee’s obligations under this Agreement.
          10. Indemnity. Provided that Employee performs all of his duties and obligations under this Agreement, Diamond Technology agrees to defend, indemnify and hold Employee harmless from and against all damages, liability and expenses, including reasonable attorney’s fees, arising as a result of claims brought against Employee by his/her latest employer preceding his/her employment with Diamond Technology (“Previous Employer”): (i) alleging any breach, for the benefit of Diamond Technology, of Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer; (ii) based upon Diamond Technology’s hiring of Employee; or (iii) that are deemed by Diamond Technology, in its sole discretion, to be frivolous or harassing. Notwithstanding the foregoing, Diamond Technology shall have no indemnification obligations under this Agreement or otherwise in respect of any willful or intentional breach of the Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer.
          11. Assignment. Employee acknowledges that the services to be rendered pursuant to this Agreement are unique and personal. Accordingly, Employee may not assign any of his/her rights or delegate any of his/her duties or obligations under this Agreement. Diamond Technology may assign its this Agreement to its successors or assigns, or to a subsidiary or to a purchaser or transferee of all, or substantially all, of the assets of Diamond Technology, and all covenants and agreements of Employee under this Agreement shall inure to the benefit of and be enforceable by such successors, assigns, subsidiaries, purchasers or transferees.
          12. Notices. All notices hereunder shall be in writing. Notices intended for Diamond Technology shall be sent by registered or certified mail addressed to Diamond Technology at 444 North Michigan Avenue, Suite 3600, Chicago, Illinois 60611, or its current principal office, and notices intended for Employee shall be either delivered personally to him/her or sent by registered or certified mail addressed to his/her last known address.
          13. Entire Agreement. This Agreement constitutes the entire agreement between Diamond Technology and Employee with respect to the subject matter hereof and supersedes any and all other prior or contemporary oral or written representations or agreements between the parties regarding such subject matter; however, it is mutually acknowledged that the parties may enter into a Partners’ Operating Agreement governing the relationships among the Partners, including certain matters relating to compensation and to the payment of the deferred portion of base compensation. Subsequent to the Effective Date, this Agreement specifically supersedes any prior non-disclosure agreement executed by Employee; provided, however, that the terms and conditions of any such prior agreement remain in full force and effect for the period between execution of such agreement and the Effective Date of this Agreement. Neither Employee nor Diamond Technology may modify this Agreement by oral agreements, promises or representations. The parties may modify this Agreement only by a written instrument executed by both parties.
          14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois. Diamond Technology and Employee consent to jurisdiction and venue only in the Circuit Court of Cook County, Illinois, or the Federal District Court for the Northern District of Illinois.
          15. Severability. Employee acknowledges that the type and periods of restriction imposed in the provisions of this Agreement are fair and reasonable and are reasonably required for the protection of Diamond Technology and the goodwill associated with the business of Diamond Technology. Each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. If any provision contained in this Agreement shall for any reason be held to be prohibited by, or invalid under, applicable law, or to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision shall be construed to be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement or, in the case of a provision found to be excessively broad, by limiting and reducing such provision so as to permit such provision to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.
          16. Waiver. The failure of Diamond Technology to exercise any right hereunder shall not operate or be construed as a waiver of any right hereunder. Employee’s obligations under this Agreement shall survive the cessation of employment regardless of the manner of such termination and shall be binding on Employee’s heirs, executors, administrators and legal representatives.
          17. No Term of Employment. As revised, nothing in this Agreement shall be deemed to create any term of employment, it being expressly understood and agreed that Employee’s employment is at will and that either party may terminate such employment at any time.

          18. Acknowledgment. Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Agreement.

EMPLOYEE

/s/ Karl E. Bupp

Karl Bupp

DIAMOND TECHNOLOGY PARTNERS, INC.

By:	/s/ Melvyn E. Bergstein
Melvyn E. Bergstein

EXHIBIT A
TO
EMPLOYMENT AGREEMENT
     BASE SALARY: $200,000; subject to paragraph D of the Partners’ Operating Agreement incorporated herein by this reference.

AMENDMENT TO EMPLOYMENT AGREEMENT
BY AND BETWEEN
DIAMOND TECHNOLOGY PARTNERS, INC.
AND EMPLOYEE
     Diamond Technology Partners, Inc. (“Diamond Technology”) and Karl E. Bupp (“Employee”) enter into this Amendment to Employment Agreement (“Amendment”).
     In consideration of the agreements and covenants contained in the Employment Agreement and this Amendment, and to effect Diamond Technology’s indemnification of Employee as herein set forth, Diamond Technology and Employee agree as follows:
1.	Paragraph 10 of the Agreement, entitled “Indemnity” is hereby stricken and the following language is hereby substituted in its stead:

Indemnity. Provided that Employee performs all of his duties and obligations under this Agreement, Diamond Technology agrees to defend, indemnify and hold Employee harmless from and against all damages, liability and expenses, including reasonable attorney’s fees, arising as a result of: (a) claims brought against Employee by his/her latest Employer preceding his/her employment with Diamond Technology (“Previous Employer”) (i) alleging any breach, for the benefit of Diamond Technology, of Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer; (ii) based upon Diamond Technology’s hiring of Employee; or (iii) that are deemed by Diamond Technology, in its sole discretion, to be frivolous or harassing; or (b) claims brought by any client of Diamond Technology alleging the breach of any duty owed by Diamond Technology or Employee to such client. Notwithstanding the foregoing, Diamond Technology shall have no indemnification obligations: (x) under clause (a) of the preceding sentence of this Paragraph 10, or otherwise, in respect of any willful or intentional misconduct or breach of the Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer; or (y) under clause (b) of the preceding sentence of this Paragraph 10, or otherwise, in respect of any willful or intentional misconduct or breach by the Employee of the Employee’s obligations to Diamond Technology; or (z) arising from or relating to any Employee action that is outside the scope of his/her employment.

     2. Acknowledgement. Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Amendment.
Dated:

EMPLOYEE

/s/ Karl E. Bupp

Karl E. Bupp

DIAMOND TECHNOLOGY PARTNERS, INC.

By:	/s/ Melvyn E. Bergstein

Melvyn E. Bergstein

AMENDMENT NUMBER TWO TO EMPLOYMENT AGREEMENT
BY AND BETWEEN
DIAMOND TECHNOLOGY PARTNERS, INC.
AND EMPLOYEE
     This is an amendment (“Amendment”), dated as of November 30, 1994, to a certain Employment Agreement dated April 18, 1994, between Diamond Technology Partners, Inc. (“Diamond Technology”) and Karl E. Bupp (“Employee”), as previously amended (the “Employment Agreement”).
     In consideration of the agreements and covenants contained in the Employment Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Diamond Technology and Employee agree as follows:
     1. The Employment Agreement is hereby amended by adding thereto a new paragraph 18, which shall read as follows:
     “18. Charitable Contributions.
          (a) Effective April 1, 1995, Employee will contribute in each calendar year during his/her employment with Diamond Technology, at least two percent (2%) of Employee’s gross base compensation in effect for the then current calendar year, to charities approved by the Operations Committee (as defined in the Partners’ Operating Agreement). All such contributions will be made pursuant to policies established from time to time by the Operations Committee. Employee authorizes Diamond Technology to make any deductions, including, without limitation, periodic deductions, from base compensation payable to Employee, in accordance with such policies.
          (b) The Operations Committee will approve charities on an ongoing basis from time to time and will publish the list of approved charities. Employee may request approval for charities not already on the list of approved charities from the Operations Committee no later than thirty (30) days prior to the end of any calendar year for contributions made during that year.
          (c) Diamond Technology will match, up to two percent (2%) of Employee’s gross base compensation, the amount of any contributions made by, or directed to be made on behalf of, the Employee to any colleges or universities where Diamond Technology recruits or intends to recruit for new employees. The Operations Committee will maintain and publish a list of such colleges and universities. The Operations Committee may from time to time limit or eliminate Diamond Technology’s matching contribution obligation if it determines that to do so would be in the best business interests of Diamond Technology.

     2. Acknowledgement. Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Amendment.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment Number Two to Employment Agreement by and between Diamond Technology Partners, Inc. and Employee as of the date first written above.

EMPLOYEE

/s/ Karl E. Bupp

DIAMOND TECHNOLOGY PARTNERS, INC.

By:	/s/ Melvyn E. Bergstein
Melvyn E. Bergstein

THIRD AMENDMENT TO
DIAMOND TECHNOLOGY PARTNERS, INC.
PARTNERS’ OPERATING AGREEMENT
     This is an amendment (“Amendment”), dated as of April 27, 1995, to a certain Diamond Technology Partners, Inc. Partners’ Operating Agreement dated March 22, 1994, as amended by a certain First Amendment to Diamond Technology Partners, Inc. Partners’ Operating Agreement dated June 24, 1994 and a certain Second Amendment to Diamond Technology Partners, Inc. Partners’ Operating Agreement dated as of November 30, 1994 (as thus amended, the “Operating Agreement”), each between Diamond Technology Partners, Inc. (“DTP”) and certain shareholders of DTP; this Amendment is made between DTP, Melvyn E. Bergstein (“Bergstein”) as holder of the Proxy granted under the Operating Agreement, and all of the persons who are now “Partners” (as defined in the Operating Agreement).
     In consideration of the mutual promises set forth in the Operating Agreement and of the continuing mutual interests of the Partners in the success of DTP and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties, in accordance with paragraph 6.3 of the Operating Agreement, hereby agree as follows:
1. The first paragraph of Article D of the Operating Agreement is hereby amended so as to read, in its entirety, as follows:
“A Deferred Compensation Plan is hereby instituted for all Partners of DTP, provided, however, that with respect to each Partner who joins DTP after February 28, 1995, such Partner shall not participate in the Deferred Compensation Plan unless such Partner elects to do so by notice in writing to DTP and DTP approves in its sole discretion such election. For purposes hereof, “Base Compensation” shall mean the base compensation established for a Partner for a particular year pursuant to the procedures set forth in Article C hereof. The amount payable to a Partner during the fiscal year shall be the equivalent, at normal payroll intervals, of his Base Compensation less the percentage thereof constituting the “Deferred Credit,” as set forth below; the balance of Base Compensation shall be accrued as a liability by DTP and charged against its earnings but shall not be paid to the Partner, nor funded in any way, except as provided in this Article D.”
2. Section E. 1.(a) of the Operating Agreement is hereby amended, so as to read, in its entirety, as follows:
“(a)	The Partners other than the departing Partner (the “Remaining Partners”) shall have the exclusive right to accept the offer and to purchase all (but not less than all) of the offered Stock. The offer may be accepted by all or by fewer than all of the Remaining Partners, pro rata (based on their respective holdings of Stock) or non-pro rata, but it may not be accepted unless at least a majority of Remaining Partners have agreed that all or any of the Remaining Partners shall be permitted to purchase the offered Stock; the Remaining Partners shall vote on the matter within five (5) days of the date of the notice from the CEO informing them of their right to purchase the offered Stock. If the Remaining Partners so determine that all or any of the Remaining Partners shall be permitted to purchase the offered Stock, then such Stock shall be offered to the Remaining Partners in the following manner:
(i)	Within five (5) days of the vote of the Remaining Partners, any Remaining Partners desiring to purchase any of the offered Stock shall notify the CEO of the number of shares he or she has elected to purchase and the CEO shall promptly notify all of the Partners of such elections.

(ii)	If greater than all of the offered Stock is subscribed for, then each
Remaining Partner who subscribed for shares may only purchase his or her pro rata share of the offered Stock based on the then current holdings of each such Remaining Partner, or as otherwise agreed upon by such Partners.

(iii)	If less than all of the offered Stock is subscribed for, then each Remaining Partner who subscribed for shares, may purchase his or her pro rata share of the unsubscribed shares based on the then current holdings of each such Remaining Partner, or as otherwise agreed upon by such Partners.

(iv)	If all of the offered Stock is not subscribed for, then the Remaining Partners shall be deemed to have declined to purchase the offered Stock. If all of the offered Stock is subscribed for, then at least a majority of the Remaining Partners must approve who the purchasers shall be and the allocation of the offered Stock among them and notify the CEO of the same within the appropriate time period for the CEO to respond to the offering Partner. In the event the approval required by the preceding sentence is not obtained, then the Remaining Partners shall be deemed to have declined to purchase the offered Stock.
For purposes of this Section, each Partner who owns any options to purchase Stock shall be deemed to own that number of shares that would be issuable upon the exercise of the options, without consideration to vesting. To accept, the CEO must deliver to the offering Partner, the Company and the Investors, on behalf of the purchasing Partners, within twenty (20) days after the delivery of the notice to the Remaining Partners required under Section E. 1 above, a written notice of acceptance indicating that the purchase has been approved by at least a majority of the Remaining Partners, who the purchasers shall be and the allocation of the offered Stock among the purchasers.”
3. Section F.3.(c) of the Operating Agreement is hereby amended, so as to read, in its entirety, as follows:

“(c)	The Other Partners shall have the exclusive first right to accept the offer and to purchase all (but not less than all) of the Offered Securities. The offer may be accepted by all or fewer than all of the Other Partners, pro rata (based on their respective holdings of Stock) or non-pro rata, but it may not be accepted unless at least a majority of the Other Partners have agreed that all or any of the Other Partners shall be permitted to purchase the Offered Securities; the Other Partners shall vote on the matter within five (5) days of the date of the notice from the CEO informing them of their right to purchase the Offered Securities. If the Other Partners so determine that all or any of the Other Partners shall be permitted to purchase the Offered Securities, then such shares shall be offered to such Partners in the following manner:
(i)	Within five (5) days of the vote of the Other Partners, any of the Other Partners desiring to purchase any of the Offered Securities shall notify the CEO of the number of shares he or she has elected to purchase and the CEO shall promptly notify all of the Other Partners of such elections.

(ii)	If greater than all of the Offered Securities is subscribed for, then each Other Partner who subscribed for shares may only purchase his or her pro rata share of the Offered Securities based on the then current holdings of each such Other Partners, or as otherwise agreed upon by such Partners.

(iii)	If less than all of the Offered Securities is subscribed for, then each Other Partner who subscribed for shares, may purchase his or her pro rata share of the unsubscribed shares based on the then current holdings of each such Other Partner, or as otherwise agreed upon by such Partners

(iv)	If all of the Offered Securities are not subscribed for, then the Other Partners shall be deemed to have declined to purchase the Offered Securities. In the event that all of the Offered Securities are subscribed for, then at least a majority of the Other Partners must approve who the purchasers shall be and the allocation of the Offered Securities among them and notify the CEO of the same within the appropriate time period for the CEO to respond to the Prospective Transferor. In the event the approval required by the preceding sentence is not obtained, then the other Partners shall be deemed to have declined to purchase the Offered Securities.
In the case of Partners who own options to purchase Stock, for purpose of determining such Partners’ rights to participate pro rata with the Other Partners, each such Partner shall be deemed to own that number of shares that would be issuable upon the exercise of the options without consideration to vesting. To accept, the CEO must deliver to the Prospective Transferor, the Company and the Investors, on behalf of the purchasing Partners, within twenty (20) days after the delivery of the notice to the Other Partners required under Section F.3(a) hereof, a written notice of acceptance indicating that the purchase has been approved by at least a majority of the Other Partners, who the purchasers shall be and the allocation of the Offered Securities among them.”
     This Amendment may be signed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same agreement.
     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Diamond Technology Partners, Inc. Partners’ Operating Agreement on the date first written above.

DIAMOND TECHNOLOGY PARTNERS, INC
PROXY HOLDER:

/s/ Melvyn E. Bergstein	By:

Melvyn E. Bergstein

PARTNERS:

/s/ Karl E. Bupp

Karl E. Bupp

EMPLOYMENT AGREEMENT
     Diamond Technology Partners, Inc. (“Diamond Technology”) and Adam J. Gutstein (“Employee”) enter into this Employment Agreement (“Agreement”) dated March 16, 1994 (the “Effective Date”).
     In consideration of the agreements and covenants contained in the Agreement, Diamond Technology and Employee agree as follows:
     1. Employment Duties. Diamond Technology shall employ Employee as an officer of Diamond Technology and be identified within the organization as a “Partner.” Employee shall have such responsibilities, duties and authority, consistent with those of an executive employee, as may be assigned to him/her by Diamond Technology’s management, officers and partners (“Management”) and agrees to perform such duties as Diamond Technology may from time-to-time request. In addition, Employee shall, at the direction of Management, participate in the administration and execution of Diamond Technology’s policies, business affairs, and operations. Employee shall perform faithfully the duties assigned to him/her and shall devote his/her full and undivided time and attention and his/her best efforts to the business of Diamond Technology.
     2. Salary. As compensation for Employee’s services, Diamond Technology shall initially credit to Employee a level of base compensation at the annual rate listed in Exhibit A to this Agreement: a portion of the Employee’s base compensation will be paid to him/her at Diamond Technology’s regular executive payroll intervals, and the balance will be deferred and the payment thereof will be subject to various qualifications and conditions as set forth in the Diamond Technology’s Partners’ Operating Agreement dated March 22, 1994 (“the Partners’ Operating Agreement”). Employee’s base compensation shall be subject to annual review and may, in accordance with the Partners’ Operating Agreement be adjusted at the time of such reviews or at any other time or times according to Employee’s responsibilities, capabilities and performance.
     3. Bonus. Diamond Technology may elect to pay annual bonuses. It is presently contemplated that Partners subject to a deferral of a portion of salary will not be eligible to earn bonuses. The decision to pay any bonuses and the actual payment of such bonuses, if any, shall be at the sole discretion of Diamond Technology.
     4. Employee Benefits. During the period of his/her employment, Employee shall be entitled to participate in such employee benefit plans, including group pension, life and health insurance and other medical benefits, and shall receive such other fringe benefits, as Diamond Technology may make available generally to Partners.

     5. Business Expenses. Diamond Technology shall reimburse Employee for all reasonable and necessary business expenses incurred by Employee in performing his/her duties. Employee shall provide Diamond Technology with supporting documentation sufficient to satisfy reporting requirements of the Internal Revenue Service and Diamond Technology. Diamond Technology’s determination as to reasonableness and necessity shall be final.
     6. Non-Disclosure and Non-Competition. Employee acknowledges that the successful marketing and development of Diamond Technology’s professional services and products requires substantial time and expense. Such efforts utilize and generate valuable confidential and proprietary information, of which Employee will obtain knowledge. As used herein, “Confidential Information” means any information of Diamond Technology that Diamond Technology considers to be proprietary and treats as confidential or information of any third party that Diamond Technology is under an obligation to keep confidential, including, but not limited to, the following: inventions, products, business strategies, plans, proposals, deliverables, prospect and customer lists, methodologies, training materials, computer software, documents, models, source code, designs, know how, techniques, systems, processes, works of authorship, projects, plans, proposals and flow charts, and listings of any or all of the foregoing. All Confidential Information is and shall at all times remain the exclusive property of Diamond Technology. Confidential Information does not include: (i) information that at the time of disclosure is in the public domain through no fault of Employee’s; (ii) information received from a third party outside of Diamond Technology that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of Diamond Technology; or (iv) information that may be required by law or an order of any court, agency or proceeding to be disclosed. Employee agrees to undertake the following obligations, which he/she acknowledges to be reasonably designed to protect Diamond Technology’s legitimate business interests without unnecessarily or unreasonably restricting Employee’s post-employment opportunities:
          (a) Employee agrees that he/she will not at any time, whether during or after the cessation of his/her employment, reveal to any person or any entity any of the Confidential Information, except, and only to the extent, as may be required in the ordinary course of performing Employee’s assigned duties as an employee of Diamond Technology, and Employee agrees to keep secret, and take all necessary precautions against disclosure of, all Confidential Information and all matters entrusted to him/her and not to use or attempt to use any Confidential Information in any manner that may cause injury or loss, or may be calculated to cause injury or loss, whether directly or indirectly, to the Company or its clients;
          (b) Employee agrees that during his/her employment he/she shall not take, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of Diamond Technology or concerning any of its dealings or affairs otherwise than for the benefit of Diamond Technology;
          (c) Upon cessation of his/her employment relationship with Diamond Technology, Employee shall deliver to Diamond Technology all Confidential Information and other materials in his/her possession or delivered to him/her by Diamond Technology, including but not limited to computer programs, files, notes, records, memoranda, reports, lists, drawings, sketches, specifications, data, charts, and other documents, materials and things (“Materials”), whether or not containing Confidential Information, prepared by Employee in connection with his/her employment by Diamond Technology, it being agreed that all Materials shall be and remain the sole and exclusive property of Diamond Technology;
          (d) Without limiting the obligations of paragraph 6(c), Employee agrees that while Employee is employed by Diamond Technology and for a period of eighteen months following cessation of his/her employment relationship with Diamond Technology, he/she will not, whether alone or as owner, partner, officer, director, consultant, agent, employee independent contractor, or stockholder of any firm, corporation or other commercial enterprise, directly or indirectly solicit engagements with: (i) any client of Diamond Technology for whom Diamond Technology performed services within the one year period preceding his/her cessation of employment, or (ii) any current client prospect of Diamond Technology for whom Employee directly or indirectly assisted in the preparation or submission of a proposal made by Diamond Technology to such client prospect during the one year period preceding his/her cessation of employment, unless Diamond Technology acknowledges in writing its intent not to further pursue such client prospect; Employee shall, however, be permitted to own securities of any public company not in excess of five percent (5%) of any class of such securities and to own stock, partnership interests or other securities of any non-public entity not in excess of five percent (5%) of any class of such securities, and such ownership shall not be considered to be in competition with Diamond Technology;
          (e) While employed and during the eighteen month period immediately following cessation of Employee’s employment relationship with Diamond Technology for any reason, Employee shall not, directly or indirectly, solicit any employee of Diamond Technology to work for any person, partnership or entity other than Diamond Technology, or engage in any activity that would cause any employee to violate any agreement with Diamond Technology, or dissuade, or attempt to dissuade, any such employee from faithfully discharging such employee’s contractual and fiduciary obligations to serve Diamond Technology’s interests with undivided loyalty.
     7. Remedies. Employee recognizes and agrees that a breach of any or all of the provisions of paragraph 6 will constitute immediate and irreparable harm to Diamond Technology for which damages cannot be readily calculated and for which damages are an inadequate remedy. Accordingly, Employee acknowledges that in addition to any and all remedies at law, Diamond Technology shall be entitled to specific performance or injunctive or other equitable relief to prevent the violation of Employee’s obligations under this Agreement.
     8. Intellectual Property. During the employment period, Employee shall disclose immediately to Diamond Technology all ideas, inventions and business plans that he/she makes, conceives, discovers or develops during the course of his/her employment with Diamond Technology, including but not limited to any inventions, modifications, discoveries, developments, improvements, computer programs, processes, products or procedures (whether or not protectable upon application by copyright, patent trademark, trade secret or other proprietary rights) (“Work Product”) that: (i) relate to the business of Diamond Technology or any customer or supplier to Diamond Technology or any of the products or services being developed, manufactured, sold or otherwise provided by Diamond Technology or that may be used in relation therewith; or (ii) result from tasks assigned to Employee by Diamond Technology; or (iii) result from the use of the premises or personal property (whether tangible or intangible) owned, leased or contracted for by Diamond Technology. Employee agrees that any Work Product shall be the property of Diamond Technology and, if subject to copyright, shall be considered a “work made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Act”). If and to the extent that any such Work Product is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Employee expressly assigns to Diamond Technology all right, title and interest in and to the Work Product, and all copies thereof, and the copyright, patent, trademark, trade secret and all their proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Employee.
     Employee agrees that upon disclosure of Work Product to Diamond Technology, Employee will, during his/her employment and at any time thereafter, at the request and cost of Diamond Technology, execute all such documents and perform all such acts as Diamond Technology or its duly authorized agents may reasonably require: (i) to apply for, obtain and vest in the name of Diamond Technology alone (unless Diamond Technology otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world, and when so obtained or vested to renew and restore the same; and (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.
     In the event that Diamond Technology is unable, after reasonable effort, to secure Employee’s signature on any letters patent, copyright or other analogous protection relating to Work Product, whether because of Employee’s physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints Diamond Technology and its duly authorized officers and agents as his/her agent and attorney-in-fact, to act for and on his/her behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright and other analogous protection with the same legal force and effect as if personally executed by Employee.
     9. Costs and Expenses of Enforcement. Employee agrees to reimburse Diamond Technology for all costs and expenses, including reasonable attorneys’ fees, incurred by Diamond Technology in connection with the enforcement of its rights under any provision of this Agreement; provided, however, that Diamond Technology agrees to seek reimbursement only for matters, including acts or omissions (whether direct or indirect), done knowingly, willfully or intentionally in disregard of Employee’s obligations under this Agreement.
     10. Indemnity. Provided that Employee performs all of his duties and obligations under this Agreement, Diamond Technology agrees to defend, indemnify and hold Employee harmless from and against all damages, liability and expenses, including reasonable attorney’s fees, arising as a result of claims brought against Employee by his/her latest employer preceding his/her employment with Diamond Technology (“Previous Employer”): (i) alleging any breach, for the benefit of Diamond Technology, of Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer; (ii) based upon Diamond Technology’s hiring of Employee; or (iii) that are deemed by Diamond Technology, in its sole discretion, to be frivolous or harassing. Notwithstanding the foregoing, Diamond Technology shall have no indemnification obligations under this Agreement or otherwise in respect of any willful or intentional breach of the Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer.
     11. Assignment. Employee acknowledges that the services to be rendered pursuant to this Agreement are unique and personal. Accordingly, Employee may not assign any of his/her rights or delegate any of his/her duties or obligations under this Agreement. Diamond Technology may assign its this Agreement to its successors or assigns, or to a subsidiary or to a purchaser or transferee of all, or substantially all, of the assets of Diamond Technology, and all covenants and agreements of Employee under this Agreement shall inure to the benefit of and be enforceable by such successors, assigns, subsidiaries, purchasers or transferees.
     12. Notices. All notices hereunder shall be in writing. Notices intended for Diamond Technology shall be sent by registered or certified mail addressed to Diamond Technology at 444 North Michigan Avenue, Suite 3600, Chicago, Illinois 60611, or its current principal office, and notices intended for Employee shall be either delivered personally to him/her or sent by registered or certified mail addressed to his/her last known address.
     13. Entire Agreement. This Agreement constitutes the entire agreement between Diamond Technology and Employee with respect to the subject matter hereof and supersedes any and all other prior or contemporary oral or written representations or agreements between the parties regarding such subject matter, however, it is mutually acknowledged that the parties may enter into a Partners’ Operating Agreement governing the relationships among the Partners, including certain matters relating to compensation and to the payment of the deferred portion of base compensation. Subsequent to the Effective Date, this Agreement specifically supersedes any prior non-disclosure agreement executed by Employee; provided, however, that the terms and conditions of any such prior agreement remain in full force and effect for the period between execution of such agreement and the Effective Date of this Agreement. Neither Employee nor Diamond Technology may modify this Agreement by oral agreements, promises or representations. The parties may modify this Agreement only by a written instrument executed by both parties.
     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois. Diamond Technology and Employee consent to jurisdiction and venue only in the Circuit Court of Cook County, Illinois, or the Federal District Court for the Northern District of Illinois.
     15. Severability. Employee acknowledges that the type and periods of restriction imposed in the provisions of this Agreement are fair and reasonable and are reasonably required for the protection of Diamond Technology and the goodwill associated with the business of Diamond Technology. Each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. If any provision contained in this Agreement shall for any reason be held to be prohibited by, or invalid under, applicable law, or to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision shall be construed to be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement or, in the case of a provision found to be excessively broad, by limiting and reducing such provision so as to permit such provision to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.
     16. Waiver. The failure of Diamond Technology to exercise any right hereunder shall not operate or be construed as a waiver of any right hereunder. Employee’s obligations under this Agreement shall survive the cessation of employment regardless of the manner of such termination and shall be binding on Employee’s heirs, executors, administrators and legal representatives.
     17. No Term of Employment. As revised, nothing in this Agreement shall be deemed to create any term of employment, it being expressly understood and agreed that Employee’s employment is at will and that either party may terminate such employment at any time.

     18. Acknowledgment. Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Agreement.

EMPLOYEE

/s/ Adam J. Gutstein

Adam J. Gutstein

DIAMOND TECHNOLOGY PARTNERS, INC.

By:	/s/ Melvyn E. Bergstein
Melvyn E. Bergstein

EXHIBIT A
TO
EMPLOYMENT AGREEMENT
     BASE SALARY: $250,000; subject to paragraph D of the Partners’ Operating Agreement incorporated herein by this reference.

AMENDMENT NUMBER TWO TO EMPLOYMENT AGREEMENT
BY AND BETWEEN
DIAMOND TECHNOLOGY PARTNERS, INC.
AND EMPLOYEE
     This is an amendment (“Amendment”), dated as of November 30, 1994, to a certain Employment Agreement dated March 16, 1994, between Diamond Technology Partners, Inc. (“Diamond Technology”) and Adam J. Gutstein (“Employee”), as previously amended (the “Employment Agreement”).
     In consideration of the agreements and covenants contained in the Employment Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Diamond Technology and Employee agree as follows:
     1. The Employment Agreement is hereby amended by adding thereto a new paragraph 18, which shall read as follows:
     “18. Charitable Contributions.
          (a) Effective April 1, 1995, Employee will contribute in each calendar year during his/her employment with Diamond Technology, at least two percent (2%) of Employee’s gross base compensation in effect for the then current calendar year, to charities approved by the Operations Committee (as defined in the Partners’ Operating Agreement). All such contributions will be made pursuant to policies established from time to time by the Operations Committee. Employee authorizes Diamond Technology to make any deductions, including, without limitation, periodic deductions, from base compensation payable to Employee, in accordance with such policies.
          (b) The Operations Committee will approve charities on an ongoing basis from time to time and will publish the list of approved charities. Employee may request approval for charities not already on the list of approved charities from the Operations Committee no later than thirty (30) days prior to the end of any calendar year for contributions made during that year.
          (c) Diamond Technology will match, up to two percent (2%) of Employee’s gross base compensation, the amount of any contributions made by, or directed to be made on behalf of, the Employee to any colleges or universities where Diamond Technology recruits or intends to recruit for new employees. The Operations Committee will maintain and publish a list of such colleges and universities. The Operations Committee may from time to time limit or eliminate Diamond Technology’s matching contribution obligation if it determines that to do so would be in the best business interests of Diamond Technology.

     2. Acknowledgement. Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Amendment.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment Number Two to Employment Agreement by and between Diamond Technology Partners, Inc. and Employee as of the date first written above.

EMPLOYEE

/s/ Adam J. Gutstein

Adam J. Gutstein

DIAMOND TECHNOLOGY PARTNERS, INC.

By:	/s/ Melvyn E. Bergstein
Melvyn E. Bergstein

AMENDMENT TO EMPLOYMENT AGREEMENT
BY AND BETWEEN
DIAMOND TECHNOLOGY PARTNERS, INC.
AND EMPLOYEE
     Diamond Technology Partners, Inc. (“Diamond Technology”) and Adam J. Gutstein (“Employee”) enter into this Amendment to Employment Agreement (“Amendment”).
     In consideration of the agreements and covenants contained in the Employment Agreement and this Amendment, and to effect Diamond Technology’s indemnification of Employee as herein set forth, Diamond Technology and Employee agree as follows:
1.	Paragraph 10 of the Agreement, entitled “Indemnity” is hereby stricken and the following language is hereby substituted in its stead:

Indemnity. Provided that Employee performs all of his duties and obligations under this Agreement, Diamond Technology agrees to defend, indemnify and hold Employee harmless from and against all damages, liability and expenses, including reasonable attorney’s fees, arising as a result of: (a) claims brought against Employee by his/her latest Employer preceding his/her employment with Diamond Technology (“Previous Employer”) (i) alleging any breach, for the benefit of Diamond Technology, of Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer; (ii) based upon Diamond Technology’s hiring of Employee; or (iii) that are deemed by Diamond Technology, in its sole discretion, to be frivolous or harassing; or (b) claims brought by any client of Diamond Technology alleging the breach of any duty owed by Diamond Technology or Employee to such client. Notwithstanding the foregoing, Diamond Technology shall have no indemnification obligations: (x) under clause (a) of the preceding sentence of this Paragraph 10, or otherwise, in respect of any willful or intentional misconduct or breach of the Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer; or (y) under clause (b) of the preceding sentence of this Paragraph 10, or otherwise, in respect of any willful or intentional misconduct or breach by the Employee of the Employee’s obligations to Diamond Technology; or (z) arising from or relating to any Employee action that is outside the scope of his/her employment.

     2. Acknowledgement. Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Amendment.
Dated:

EMPLOYEE

/s/ Adam J. Gutstein

Adam J. Gutstein

DIAMOND TECHNOLOGY PARTNERS, INC.

By:	/s/ Melvyn E. Bergstein

Melvyn E. Bergstein

DiamondCluster International North America, Inc. Partner Employment Agreement
This Employment Agreement is made by and between DiamondCluster International North America, Inc., an Illinois corporation (“Employer”), and Jay D. Norman (“Employee”) as of the last date on the signature page (the “Effective Date”). In consideration of the agreements and covenants contained in the Agreement, Employer and Employee agree as follows:
1	Incorporation of Offer Letter
The terms and conditions of the Offer Letter to Employee dated January 2nd, 2003 are incorporated herein by this reference as though set forth in full herein.
2	Employment Duties

2.1.	Commencing as of the Effective Date, or another mutually agreed date, Employer agrees to employ Employee, and Employee agrees to be employed, as a “Partner” with the responsibilities, duties and authority of an executive employee together with such other duties and responsibilities assigned by Employer’s management (“Management”). At the direction of Management Employee will also participate in the administration and execution of the policies, business affairs and operations of Employer. Employee will perform faithfully these duties and responsibilities and devote undivided time and attention to the business of Employer.

2.2	As of the Effective Date, Employee will be elected a vice president of each of Employer and of its sole stockholder, DiamondCluster International, Inc., a Delaware corporation.

3	Business Expenses

3.1	Employer will reimburse Employee for all reasonable and necessary (as determined in Employer’s sole judgment) business expenses incurred in the performance of Employee’s duties provided such expenses are (i) within the parameters of the Employer’s Expense Reimbursement Policy as in effect from time to time, (ii) purchased using the Employee’s corporate credit card if an airfare, hotel or car rental expense, and (iii) supported by documentation sufficient to satisfy Employer’s and the Internal Revenue Service’s reporting requirements.

3.2	Employer shall have the right to deduct from future amounts due Employee (including Employee’s base compensation) any amount reimbursed Employee which Employer’s internal audit function determines is not in compliance with Employer’s Policy or supported by sufficient documentation.

4	Non-Disclosure and Non-Competition

4.1	Employee acknowledges that the successful marketing and development of Employer’s professional services and products requires substantial time and expense. Such efforts utilize and generate valuable confidential and proprietary information, of which Employee will obtain knowledge. “Confidential Information” means any information that Employer considers to be proprietary and treats as confidential, including third-party information that Employer is obligated to keep confidential, and includes without limitation: inventions, products, business strategies, plans, proposals, deliverables, prospect and client lists, methodologies, training materials, computer software, documents, models, source code, designs, know how, techniques, systems, processes, works of authorship, projects, plans, and flow charts, and listings of any or all of the foregoing. All Confidential Information is and will at all times remain the exclusive property of Employer. Confidential Information does not include: (i) information that at the time of disclosure is in the public domain through no fault of Employee’s; (ii) information disclosed by a third party without breach of a confidentiality obligation; (iii) information approved for release by written authorization of Employer; or (iv) information required by law or an order of any court, agency or proceeding to be disclosed.

4.2	Employee agrees to undertake the following obligations, which Employee acknowledges to be reasonably designed to protect Employer’s legitimate business interests without unnecessarily or unreasonably restricting Employee’s post-employment opportunities.
4.2.1	Employee will not at any time during or following termination of employment with Employer disclose Confidential Information to any corporation, partnership, trust or natural person (collectively “person”) except to the extent required in the ordinary course of performing Employee’s duties and responsibilities. Employee will keep secret and take all necessary precautions against disclosure of Confidential Information and will not use or attempt to use Confidential Information in any manner that may cause or be calculated to cause injury or loss directly or indirectly to Employer.

4.2.2	Employee will not take or use, or permit to be taken or used, any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of Employer’s business or concerning any of its dealings or affairs otherwise than for the benefit of Employer.

4.2.3	Upon termination of Employee’s employment for any reason, Employee will deliver to Employer all Confidential Information and other materials then in Employee’s possession including without limitation computer programs, files, notes, records, memoranda, reports, lists, drawings, sketches, specifications, data, charts and all other documents, materials and things (“Materials”), whether or not containing Confidential Information, provided to or prepared by Employee in connection with Employee’s employment by Employer, it being agreed that all Materials will be and remain the sole and exclusive property of Employer.

4.2.4	Without limiting Employee’s obligations pursuant to Section 4.2.3, Employee agrees that while employed by Employer and for a period of eighteen months following termination of employment, Employee will not, whether alone or as owner, partner, officer, director, consultant, agent, employee independent contractor or stockholder of any firm, corporation or other commercial enterprise, directly or indirectly solicit engagements with (i) any client of Employer for whom Employer performed services within the one year period preceding termination of employment, or (ii) any current client prospect of Employer for whom Employee directly or indirectly assisted in the preparation or submission of a proposal made by Employer to such client prospect during the one year period preceding termination of employment, unless Employer acknowledges in writing its intent not to pursue further such client prospect.

4.2.5	Ownership by Employee of up to and including 5% of any class of securities of any public or non-public person will not be considered to be in competition with Employer.

4.2.6	During Employee’s employment with Employer and for a period of 18 months thereafter, Employee will not, directly or indirectly, solicit or hire any employee of Employer to work for any person other than Employer or engage in any activity that would cause any employee to violate any agreement with Employer, or dissuade, or attempt to dissuade, any such employee from faithfully discharging such employee’s contractual and fiduciary obligations to serve Employer’s interests with undivided loyalty.
4.3	At no time during Employee’s employment with Employer will Employee directly or indirectly disclose or use the confidential or proprietary information of a third party without such party’s prior written consent. In particular, Employee will not:
4.3.1	Disclose or use any confidential or proprietary information of his or her prior employer(s) or such employers’ clients or customers without prior written consent.
4.3.2	Use any illegal means to acquire a third-party’s confidential or proprietary information.

For purposes of this Section 4, the term “Employer” will include all affiliates of Employer including its shareholder(s), subsidiaries and any other entities that control, are controlled by or are under common control of Employer.
5	Remedies
Employee recognizes and agrees that a breach of any or all of the provisions of Section 4 will constitute immediate and irreparable harm to Employer for which damages cannot be readily calculated and for which damages are an inadequate remedy. Accordingly, Employee acknowledges that in addition to any and all remedies at law, Employer will be entitled to specific performance or injunctive or other equitable relief to prevent the violation of Employee’s obligations under this Agreement.
6	Intellectual Property

6.1	Employee will disclose immediately to Employer all ideas, inventions and business plans made, conceived, discovered or developed during the course of Employee’s employment with Employer including without limitation all inventions, modifications, discoveries, developments, improvements, computer programs, processes, products or procedures whether or not protectable upon application by copyright, patent, trademark, trade secret or other proprietary rights (“Work Product”) that:
6.1.1	relate to the business of Employer or any of its clients or suppliers or any product or service being developed, manufactured, sold or otherwise provided by Employer or that may be used in relation therewith; or
6.1.2	result from tasks assigned to Employee by Employer; or

6.1.3	result from the use of the premises or personal property (whether tangible or intangible) owned, leased or contracted for by Employer.

Employee agrees that Work Product will be the property of Employer and, if subject to copyright, will be considered a “work made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Act”). If and to the extent that any Work Product is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Employee expressly assigns to Employer all right, title and interest in and to the Work Product and all copies thereof, together with all copyright, patent, trademark, trade secret and other proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Employee.
6.2	In accordance with the Illinois Employee Patent Act, Employer hereby notifies Employee that the provisions of Section 6.1 do not apply to any inventions for which no equipment, supplies, facility or trade secret information of Employer was used and which was developed entirely on the Employee’s own time unless: (i) the invention relates to Employer’s business or its actual or demonstrably anticipated research or development, or (ii) the invention results from any work performed by the Employee for Employer.
6.3	Employee agrees that Work Product will be the property of Employer and, if subject to copyright, will be considered a “work made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Act”). If and to the extent that any Work Product is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Employee expressly assigns to Employer all right, title and interest in and to the Work Product and all copies thereof, together with all copyright, patent, trademark, trade secret and other proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Employee.
6.4	In the event that Employer is unable, after reasonable effort, to secure Employee’s signature on any letters patent, copyright or other analogous protection relating to Work Product, whether because of Employee’s physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee’s agent and attorney-in-fact to act for and on Employee’s behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright and other analogous protection with the same legal force and effect as if personally executed by Employee.
7	Employer’s Property
During the course of Employee’s employment, Employer will provide Employee with personal property owned or leased by Employer including without limitation a laptop computer. Employee acknowledges and agrees that (i) all such property is and will at all time remain the property of Employer, and (ii) Employer shall have the right to deduct from any amounts due Employee (including Employee’s base compensation) the then fair market value of any such property not promptly returned to Employer upon termination of Employee’s employment for any reason.

8	Costs and Expenses of Enforcement
Employee will reimburse Employer for all costs and expenses (including reasonable attorneys’ fees) incurred by Employer in connection with the enforcement of Employer’s rights under any provision of this Agreement arising from or relating to Employee’s knowing, willful or intentional breach of Employee’s obligations under this Agreement.
9	Indemnity

9.1	Provided that Employee is not in breach of any duties or obligation under this Agreement, Employer will indemnify, defend and hold Employee harmless from and against all damages, liability and expenses (including reasonable attorney’s fees) arising as a result of
9.1.1	claims brought by the employer by which Employee was employed immediately preceding Employee’s employment by Employer (“Previous Employer”) (i) alleging any breach, for the benefit of Employer, of Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer or (i) based upon Employer’s employment of Employee; or

9.1.2	claims that are deemed by Employer (in its sole discretion) to be frivolous or harassing; or

9.1.3	claims brought by any client of Employer alleging the breach of any duty owed by Employer or Employee to such client.
9.2	Notwithstanding the foregoing, Employer will have no indemnification obligation:
9.2.1	under Section 9.1.1 arising from or relating to any willful or intentional misconduct or breach of Employee’s obligation to the Previous Employer with respect to Confidential Information of the Previous Employer; or

9.2.2	under Section 9.1.3 arising from or relating to Employee’s willful or intentional misconduct or breach of Employee’s obligations to Employer; or

9.2.3	arising from or relating to any act of Employee outside the scope of Employee’s employment.
10	Assignment
Employee acknowledges that the services to be rendered pursuant to this Agreement are unique and personal. Accordingly, Employee may not assign any rights or delegate any duties or obligations under this Agreement. Employer may assign this Agreement to a successor, a shareholder, subsidiary, purchaser or transferee of all, or substantially all, of the assets of Employer. Following any such assignment, all covenants and agreements of Employee under this Agreement will inure to the benefit of and be enforceable by such successors or assignee.
11	Notices
All notices, demands and other communications which are required or may be given under this Agreement must be in writing and will be deemed to have been duly given when delivered personally or transmitted electronically by email or facsimile, receipt acknowledged, or in the case of documented overnight delivery service or registered or certified mail, return receipt requested, delivery charge or postage prepaid, on the date shown on the receipt therefor and if to Employer to:
DiamondCluster International North America, Inc.
Suite 3000 John Hancock Center
875 North Michigan Avenue
Chicago, Illinois 60611
Facsimile 312.255.6000
and if to Employee, to Employee last’s known address.
12	Entire Agreement
12.1	This Agreement constitutes the entire agreement between Employer and Employee with respect to the subject matter hereof and supersedes any and all other prior or contemporary oral or written representations or agreements.
12.2	Notwithstanding the foregoing, the parties acknowledge and agree that the Partners’ Operating Agreement governs the relationships among all employees of Employer designated as Partner, including certain matters relating to compensation and to the payment of the deferred portion of base compensation.
12.3	No waiver or amendment of this Agreement shall be effective unless in writing and executed by both parties. Employee’s obligations under this Agreement will survive termination of employment for any reason and will be binding on Employee’s heirs, executors, administrators and legal representatives.
13	Applicable Law
This Agreement is governed by and construed in accordance with the laws of the State of Illinois. Employer and Employee consent to jurisdiction and venue only in the Circuit Court of Cook County, Illinois or the Federal District Court for the Northern District of Illinois.
14	Severability
Employee acknowledges and agrees that:
14.1	the type and periods of restriction imposed by the provisions of this Agreement are fair, reasonable and reasonably required for the protection of Employer and the goodwill associated with its business;
14.2	each provision is a separate and independent clause, and the unenforceability of any one clause will in no way impair the enforceability of any of the other clauses;
14.3	if any provision contained in this Agreement is for any reason held to be prohibited by, or invalid under, applicable law, or to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision will be construed to be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement or, in the case of a provision found to be excessively broad, by limiting and reducing such provision so as to permit such provision to be enforceable to the maximum extent compatible with the applicable law as it will then appear.

15	No Term of Employment
Nothing in this Agreement creates any term of employment, it being expressly understood and agreed that Employee’s employment is at will and that either party may terminate such employment at any time.
16	Charitable Contributions
16.1	During each calendar year Employee will contribute not less than 2% of Employee’s gross base compensation calendar year to charities approved by the Management Committee (as defined in the Partners’ Operating Agreement). All such contributions will be made pursuant to policies established from time to time by the Management Committee. Employee authorizes Employer to make any deductions including without limitation periodic deductions from base compensation payable to Employee in accordance with such policies.
16.2	The Management Committee will publish a list of approved charities from time to time. Employee may request approval of not-previously approved charities by notice to the Management Committee received not less than 30 days prior to the end of the calendar year.
16.3	Employer will match in an amount up to 2% of Employee’s gross base compensation the amount of contributions made by or directed to be made on behalf of Employee to colleges or universities at which Employer recruits or intends to recruit for new employees. The Management Committee will publish a list of such colleges and universities. Notwithstanding the foregoing, in its sole discretion Employer may limit or eliminate the matching contribution at any time.
17	Acknowledgment
Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Agreement.
DiamondCluster International
North America, Inc.

By	/s/ Melvyn E. Bergstein	/s/ Jay D. Norman

Melvyn E. Bergstein
Chairman and CEO		Jay D. Norman

January 21st, 2003		Date 1/2/2003

DiamondCluster International North America, Inc. Partner Employment Agreement
This Employment Agreement is made by and between DiamondCluster International North America, Inc., an Illinois corporation (“Employer”), and William McClayton (“Employee”) as of the last date on the signature page (the “Effective Date”). In consideration of the agreements and covenants contained in the Agreement, Employer and Employee agree as follows:
1	Incorporation of Offer Letter
The terms and conditions of the Offer Letter to Employee dated November 17th, 2000 are incorporated herein by this reference as though set forth in full herein.
2	Employment Duties
2.1.	Commencing as of the Effective Date, or another mutually agreed date, Employer agrees to employ Employee, and Employee agrees to be employed, as a “Partner” with the responsibilities, duties and authority of an executive employee together with such other duties and responsibilities assigned by Employer’s management (“Management”). At the direction of Management Employee will also participate in the administration and execution of the policies, business affairs and operations of Employer. Employee will perform faithfully these duties and responsibilities and devote undivided time and attention to the business of Employer.
2.2	As of the Effective Date, Employee will be elected a vice president of each of Employer and of its sole stockholder, DiamondCluster International, Inc., a Delaware corporation.
3	Business Expenses
3.1	Employer will reimburse Employee for all reasonable and necessary (as determined in Employer’s sole judgment) business expenses incurred in the performance of Employee’s duties provided such expenses are (i) within the parameters of the Employer’s Expense Reimbursement Policy as in effect from time to time, (ii) purchased using the Employee’s corporate credit card if an airfare, hotel or car rental expense, and (iii) supported by documentation sufficient to satisfy Employer’s and the Internal Revenue Service’s reporting requirements.
3.2	Employer shall have the right to deduct from future amounts due Employee (including Employee’s base compensation) any amount reimbursed Employee which Employer’s internal audit function determines is not in compliance with Employer’s Policy or supported by sufficient documentation.
4	Non-Disclosure and Non-Competition
4.1	Employee acknowledges that the successful marketing and development of Employer’s professional services and products requires substantial time and expense. Such efforts utilize and generate valuable confidential and proprietary information, of which Employee will obtain knowledge. “Confidential Information” means any information that Employer considers to be proprietary and treats as confidential, including third-party information that Employer is obligated to keep confidential, and includes without limitation: inventions, products, business strategies, plans, proposals, deliverables, prospect and client lists, methodologies, training materials, computer software, documents, models, source code, designs, know how, techniques, systems, processes, works of authorship, projects, plans, and flow charts, and listings of any or all of the foregoing. All Confidential Information is and will at all times remain the exclusive property of Employer. Confidential Information does not include: (i) information that at the time of disclosure is in the public domain through no fault of Employee’s; (ii) information disclosed by a third party without breach of a confidentiality obligation; (iii) information approved for release by written authorization of Employer; or (iv) information required by law or an order of any court, agency or proceeding to be disclosed.
4.2	Employee agrees to undertake the following obligations, which Employee acknowledges to be reasonably designed to protect Employer’s legitimate business interests without unnecessarily or unreasonably restricting Employee’s post-employment opportunities.
4.2.1	Employee will not at any time during or following termination of employment with Employer disclose Confidential Information to any corporation, partnership, trust or natural person (collectively “person”) except to the extent required in the ordinary course of performing Employee’s duties and responsibilities. Employee will keep secret and take all necessary precautions against disclosure of Confidential Information and will not use or attempt to use Confidential Information in any manner that may cause or be calculated to cause injury or loss directly or indirectly to Employer.

4.2.2	Employee will not take or use, or permit to be taken or used, any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of Employer’s business or concerning any of its dealings or affairs otherwise than for the benefit of Employer.

4.2.3	Upon termination of Employee’s employment for any reason, Employee will deliver to Employer all Confidential Information and other materials then in Employee’s possession including without limitation computer programs, files, notes, records, memoranda, reports, lists, drawings, sketches, specifications, data, charts and all other documents, materials and things (“Materials”), whether or not containing Confidential Information, provided to or prepared by Employee in connection with Employee’s employment by Employer, it being agreed that all Materials will be and remain the sole and exclusive property of Employer.

4.2.4	Without limiting Employee’s obligations pursuant to Section 4.2.3, Employee agrees that while employed by Employer and for a period of eighteen months following termination of employment, Employee will not, whether alone or as owner, partner, officer, director, consultant, agent, employee independent contractor or stockholder of any firm, corporation or other commercial enterprise, directly or indirectly solicit engagements with (i) any client of Employer for whom Employer performed services within the one year period preceding termination of employment, or (ii) any current client prospect of Employer for whom Employee directly or indirectly assisted in the preparation or submission of a proposal made by Employer to such client prospect during the one year period preceding termination of employment, unless Employer acknowledges in writing its intent not to pursue further such client prospect.

4.2.5	Ownership by Employee of up to and including 5% of any class of securities of any public or non-public person will not be considered to be in competition with Employer.

4.2.6	During Employee’s employment with Employer and for a period of 18 months thereafter, Employee will not, directly or indirectly, solicit or hire any employee of Employer to work for any person other than Employer or engage in any activity that would cause any employee to violate any agreement with Employer, or dissuade, or attempt to dissuade, any such employee from faithfully discharging such employee’s contractual and fiduciary obligations to serve Employer’s interests with undivided loyalty.
4.3	At no time during Employee’s employment with Employer will Employee directly or indirectly disclose or use the confidential or proprietary information of a third party without such party’s prior written consent. In particular, Employee will not:
4.3.1	Disclose or use any confidential or proprietary information of his or her prior employer(s) or such employers’ clients or customers without prior written consent.

4.3.2	Use any illegal means to acquire a third-party’s confidential or proprietary information.

For purposes of this Section 4, the term “Employer” will include all affiliates of Employer including its shareholder(s), subsidiaries and any other entities that control, are controlled by or are under common control of Employer.
5	Remedies
Employee recognizes and agrees that a breach of any or all of the provisions of Section 4 will constitute immediate and irreparable harm to Employer for which damages cannot be readily calculated and for which damages are an inadequate remedy. Accordingly, Employee acknowledges that in addition to any and all remedies at law, Employer will be entitled to specific performance or injunctive or other equitable relief to prevent the violation of Employee’s obligations under this Agreement.
6	Intellectual Property
6.1	Employee will disclose immediately to Employer all ideas, inventions and business plans made, conceived, discovered or developed during the course of Employee’s employment with Employer including without limitation all inventions, modifications, discoveries, developments, improvements, computer programs, processes, products or procedures whether or not protectable upon application by copyright, patent, trademark, trade secret or other proprietary rights (“Work Product”) that:
6.1.1	relate to the business of Employer or any of its clients or suppliers or any product or service being developed, manufactured, sold or otherwise provided by Employer or that may be used in relation therewith; or

6.1.2	result from tasks assigned to Employee by Employer; or

6.1.3	result from the use of the premises or personal property (whether tangible or intangible) owned, leased or contracted for by Employer.

Employee agrees that Work Product will be the property of Employer and, if subject to copyright, will be considered a “work made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Act”). If and to the extent that any Work Product is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Employee expressly assigns to Employer all right, title and interest in and to the Work Product and all copies thereof, together with all copyright, patent, trademark, trade secret and other proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Employee.
6.2	In accordance with the Illinois Employee Patent Act, Employer hereby notifies Employee that the provisions of Section 6.1 do not apply to any inventions for which no equipment, supplies, facility or trade secret information of Employer was used and which was developed entirely on the Employee’s own time unless: (i) the invention relates to Employer’s business or its actual or demonstrably anticipated research or development, or (ii) the invention results from any work performed by the Employee for Employer.
6.3	Employee agrees that Work Product will be the property of Employer and, if subject to copyright, will be considered a “work made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Act”). If and to the extent that any Work Product is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Employee expressly assigns to Employer all right, title and interest in and to the Work Product and all copies thereof, together with all copyright, patent, trademark, trade secret and other proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Employee.
6.4	In the event that Employer is unable, after reasonable effort, to secure Employee’s signature on any letters patent, copyright or other analogous protection relating to Work Product, whether because of Employee’s physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee’s agent and attorney-in-fact to act for and on Employee’s behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright and other analogous protection with the same legal force and effect as if personally executed by Employee.
7	Employer’s Property
During the course of Employee’s employment, Employer will provide Employee with personal property owned or leased by Employer including without limitation a laptop computer. Employee acknowledges and agrees that (i) all such property is and will at all time remain the property of Employer, and (ii) Employer shall have the right to deduct from any amounts due Employee (including Employee’s base compensation) the then fair market value of any such property not promptly returned to Employer upon termination of Employee’s employment for any reason.

8	Costs and Expenses of Enforcement
Employee will reimburse Employer for all costs and expenses (including reasonable attorneys’ fees) incurred by Employer in connection with the enforcement of Employer’s rights under any provision of this Agreement arising from or relating to Employee’s knowing, willful or intentional breach of Employee’s obligations under this Agreement.
9	Indemnity
9.1	Provided that Employee is not in breach of any duties or obligation under this Agreement, Employer will indemnify, defend and hold Employee harmless from and against all damages, liability and expenses (including reasonable attorney’s fees) arising as a result of
9.1.1	claims brought by the employer by which Employee was employed immediately preceding Employee’s employment by Employer (“Previous Employer”) (i) alleging any breach, for the benefit of Employer, of Employee’s obligations to the Previous Employer with respect to Confidential Information of the Previous Employer or (i) based upon Employer’s employment of Employee; or

9.1.2	claims that are deemed by Employer (in its sole discretion) to be frivolous or harassing; or

9.1.3	claims brought by any client of Employer alleging the breach of any duty owed by Employer or Employee to such client.
9.2	Notwithstanding the foregoing, Employer will have no indemnification obligation:
9.2.1	under Section 9.1.1 arising from or relating to any willful or intentional misconduct or breach of Employee’s obligation to the Previous Employer with respect to Confidential Information of the Previous Employer; or

9.2.2	under Section 9.1.3 arising from or relating to Employee’s willful or intentional misconduct or breach of Employee’s obligations to Employer; or

9.2.3	arising from or relating to any act of Employee outside the scope of Employee’s employment.
10	Assignment
Employee acknowledges that the services to be rendered pursuant to this Agreement are unique and personal. Accordingly, Employee may not assign any rights or delegate any duties or obligations under this Agreement. Employer may assign this Agreement to a successor, a shareholder, subsidiary, purchaser or transferee of all, or substantially all, of the assets of Employer. Following any such assignment, all covenants and agreements of Employee under this Agreement will inure to the benefit of and be enforceable by such successors or assignee.
11	Notices
All notices, demands and other communications which are required or may be given under this Agreement must be in writing and will be deemed to have been duly given when delivered personally or transmitted electronically by email or facsimile, receipt acknowledged, or in the case of documented overnight delivery service or registered or certified mail, return receipt requested, delivery charge or postage prepaid, on the date shown on the receipt therefor and if to Employer to:
DiamondCluster International North America, Inc.
Suite 3000 John Hancock Center
875 North Michigan Avenue
Chicago, Illinois 60611
Facsimile 312.255.6000
and if to Employee, to Employee last’s known address.
12	Entire Agreement
12.1	This Agreement constitutes the entire agreement between Employer and Employee with respect to the subject matter hereof and supersedes any and all other prior or contemporary oral or written representations or agreements.
12.2	Notwithstanding the foregoing, the parties acknowledge and agree that the Partners’ Operating Agreement governs the relationships among all employees of Employer designated as Partner, including certain matters relating to compensation and to the payment of the deferred portion of base compensation.
12.3	No waiver or amendment of this Agreement shall be effective unless in writing and executed by both parties. Employee’s obligations under this Agreement will survive termination of employment for any reason and will be binding on Employee’s heirs, executors, administrators and legal representatives.
13	Applicable Law
This Agreement is governed by and construed in accordance with the laws of the State of Illinois. Employer and Employee consent to jurisdiction and venue only in the Circuit Court of Cook County, Illinois or the Federal District Court for the Northern District of Illinois.
14	Severability
Employee acknowledges and agrees that:
14.1	the type and periods of restriction imposed by the provisions of this Agreement are fair, reasonable and reasonably required for the protection of Employer and the goodwill associated with its business;
14.2	each provision is a separate and independent clause, and the unenforceability of any one clause will in no way impair the enforceability of any of the other clauses;
14.3	if any provision contained in this Agreement is for any reason held to be prohibited by, or invalid under, applicable law, or to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision will be construed to be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement or, in the case of a provision found to be excessively broad, by limiting and reducing such provision so as to permit such provision to be enforceable to the maximum extent compatible with the applicable law as it will then appear.

15	No Term of Employment
Nothing in this Agreement creates any term of employment, it being expressly understood and agreed that Employee’s employment is at will and that either party may terminate such employment at any time.
16	Charitable Contributions
16.1	During each calendar year Employee will contribute not less than 2% of Employee’s gross base compensation calendar year to charities approved by the Management Committee (as defined in the Partners’ Operating Agreement). All such contributions will be made pursuant to policies established from time to time by the Management Committee. Employee authorizes Employer to make any deductions including without limitation periodic deductions from base compensation payable to Employee in accordance with such policies.
16.2	The Management Committee will publish a list of approved charities from time to time. Employee may request approval of not-previously approved charities by notice to the Management Committee received not less than 30 days prior to the end of the calendar year.
16.3	Employer will match in an amount up to 2% of Employee’s gross base compensation the amount of contributions made by or directed to be made on behalf of Employee to colleges or universities at which Employer recruits or intends to recruit for new employees. The Management Committee will publish a list of such colleges and universities. Notwithstanding the foregoing, in its sole discretion Employer may limit or eliminate the matching contribution at any time.
17	Acknowledgment
Employee acknowledges that he/she has read and understood, and accepts, the provisions of this Agreement.
DiamondCluster International
North America, Inc.

By	/s/ Melvyn E. Bergstein	/s/ William McClayton

Melvyn E. Bergstein
Chairman and CEO		William McClayton

April 11th, 2001		Date 4/11/2001